UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2007

KERYX BIOPHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of Stockholders held on June 20, 2007, the stockholders of Keryx Biopharmaceuticals, Inc. (the “Company”) approved the 2007 Incentive Plan (the “2007 Plan”).  Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2007 Plan, including our principal executive officer, principal financial officer and our other named executive officers. A total of 6,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2007 Plan.  A description of the material terms of the 2007 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-30929) as filed with the Securities and Exchange Commission on April 30, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as a part of this report:

Exhibit
Number	Description

99.1
Keryx Biopharmaceuticals, Inc. 2007 Incentive Plan (incorporated herein by reference from Annex D of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-30929) filed with the Securities and Exchange Commission on April 30, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: June 25, 2007

	By:	/s/ Beth F. Levine
Beth F. Levine
General Counsel and Chief Compliance Officer